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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                                 CATUITY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 CATUITY, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

CATUITY INC.


LEVEL 4 BALLARAT HOUSE                                    2711 E. JEFFERSON AVE.
68-72 WENTWORTH AVE.                                     DETROIT, MICHIGAN 48207
SURRY HILLS NSW 2010 AUSTRALIA


---------------------


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 26, 2003



     We will hold a Special Meeting of Shareholders of Catuity, Inc. at the AAP Centre Theatrette, 259 George Street, Sydney, NSW 2000 Australia on Wednesday, March 26, 2003 at 9:30 a.m. Australian Eastern Daylight Time (Tuesday, March 25, 2003 at 5:30 p.m. Eastern Standard Time in the United States) for the following purposes:

          1. To approve a sale of 90,000 shares of common stock to Mr. Duncan P.F. Mount, one of our Directors.

The Directors, other than Mr. Mount, recommend a vote FOR approval of the sale of common stock. Mr. Mount and his associates are precluded from voting on this resolution.

          2. To approve an amendment to the executive employment agreement of Mr. Michael V. Howe, our President/CEO and a Director, and the options award thereunder.

The Directors, other than Mr. Howe, recommend a vote FOR approval of the amendment to Mr. Howe's executive employment agreement. Mr. Howe and his associates are precluded from voting on this resolution.

          3. To approve the Catuity Inc. 2003 Executive Director Stock Purchase Plan ("Plan"), pursuant to which Messrs. David L. MacSmith, our Chairman, and Michael V. Howe will receive shares of common stock at the fair market price in lieu of portions of their cash compensation.

The Directors, other than Messrs. MacSmith and Howe, recommend a vote FOR approval of the Plan. Messrs. MacSmith and Howe and their associates are precluded from voting on this resolution.

          4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     We have described the items of business more fully in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who were entitled to notice of, and to vote at, the Special Meeting and at any adjournment is January 24, 2003. The stock transfer books will not be closed between the record date and the date of the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at Catuity's offices.

Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. Please refer to the enclosed voting form for instructions. You may revoke your proxy at any time prior to the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Special Meeting.



By Order of the Board of Directors



/s/ John H. Lowry
JOHN H. LOWRY III
Secretary

Detroit, Michigan
February 3, 2003

TABLE OF CONTENTS

                                                                PAGE

VOTING RIGHTS AND SOLICITATION..............................      1
  Voting....................................................      1
  Proxies...................................................      1
  Solicitation of Proxies...................................      1
PROPOSAL NO. 1 - APPROVAL OF THE SALE OF COMMON STOCK
TO NON-EXECUTIVE DIRECTOR, MR. DUNCAN P.F. MOUNT............      2
  General...................................................      2
  Voting Exclusion Statement................................      2
  Recommendation of the Board of Directors..................      2
PROPOSAL NO. 2 - APPROVAL OF THE AMENDMENT TO THE
EXECUTIVE EMPLOYMENT AGREEMENT OF MICHAEL V. HOWE...........      3
  General...................................................      3
  Voting Exclusion Statement................................      4
  Recommendation of the Board of Directors..................      4
PROPOSAL NO. 3 - APPROVAL OF THE EXECUTIVE DIRECTOR
STOCK PURCHASE PLAN.........................................      4
  General...................................................      4
  Voting Exclusion Statement................................      5
  Recommendation of the Board of Directors..................      6
OWNERSHIP OF SECURITIES.....................................      6
  Compliance with SEC Reporting Requirements................      7
EXECUTIVE COMPENSATION AND RELATED INFORMATION..............      7
  Compensation Committee Report.............................      7
  Compensation Philosophy and Objectives....................      7
  Compensation Components and Process.......................      8
  Compensation Committee Interlocks and Insider
     Participation..........................................      9
  Summary of Cash and Certain Other Compensation............      9
  Stock Options.............................................     10
  Option Exercises and Holdings.............................     10
  Director Compensation.....................................     11
  Employment Contracts, Termination of Employment, and
     Change in Control Agreements...........................     11
 Certain Relationships and Related Transactions.............     12
STOCK PERFORMANCE GRAPH.....................................     12
SHAREHOLDER PROPOSALS FOR 2003 PROXY STATEMENT..............     13
OTHER MATTERS...............................................     14

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

     We are furnishing these proxy materials for the solicitation of proxies by the Catuity Inc. Board of Directors for our Special Meeting of the Shareholders to be held on Wednesday, March 26, 2003 at 9:30 a.m. (AEDT) at the AAP Theatrette, AAP Centre, 259 George Street, Sydney, NSW 2000 Australia
(Tuesday, March 25, 2003 at 5:30 p.m. United States Eastern Standard Time) and at any adjournments or postponements. We first mailed these proxy materials on or about February 13, 2003 to all shareholders entitled to vote at the Special Meeting.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Special Meeting are listed in the accompanying Notice of Special Meeting of Shareholders. We have described each proposal in more detail in this Proxy Statement.

     The principal reason the Special Meeting is being called in March is in order to receive shareholder approval to accept the proceeds from Mr. Duncan P.F. Mount's participation in the November 2002 private placement of common stock. As of September 30, 2002 Catuity experienced a deficiency in Nasdaq's listing requirement for total shareholders equity. Nasdaq has granted the Company a temporary exception to the listing requirement. The Company committed to Nasdaq that it would seek shareholder approval to accept the funds from Mr. Mount's participation in the private placement in March 2003 in order to assist it in maintaining its total shareholder equity above the $2.5 million on-going listing requirement.



                         VOTING RIGHTS AND SOLICITATION

VOTING

     Our Common Stock is the only type of security entitled to vote at the Special Meeting. On January 24, 2003, the record date for determination of shareholders entitled to vote at the Special Meeting, there were 8,530,610 shares of Common Stock outstanding. Each shareholder of record on January 24, 2003 is entitled to one vote for each share of Common Stock held on that date. One third of the outstanding shares of Common Stock entitled to vote must be present or represented at the Special Meeting in order to have a quorum for the conduct of business generally. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. The matters to be considered at the Special Meeting require the approval by affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote on those matters at the Special Meeting. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the shares present or represented and entitled to vote on the particular matter. The inspector of election appointed for the Special Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

PROXIES

     Whether or not you are able to attend the Special Meeting, we urge you to vote your proxy. Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted FOR the proposals, and in the discretion of the proxy holders as to other matters that may properly come before the Special Meeting. You may revoke or change your proxy at any time before the Special Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive offices before the beginning of the Special Meeting. You may also revoke your proxy by attending the Special Meeting and voting in person.

SOLICITATION OF PROXIES

     Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to shareholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we have retained Proxy Services Inc. to assist us in this endeavor. We anticipate that we will pay $1,500, plus reasonable out of pocket expenses, for these services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our Directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.

PROPOSAL NO. 1

APPROVAL OF THE SALE OF COMMON STOCK TO NON-EXECUTIVE DIRECTOR, MR. DUNCAN P.F. MOUNT

GENERAL

     The first matter to be considered at the Special Meeting will be the approval of the sale of 90,000 shares of our common stock to one of our Directors, Mr. Duncan P.F. Mount.

     In November 2002, we concluded a private placement in Australia of a total of 543,666 shares of our common stock (including Mr. Mount's 90,000 proposed shares) to three investors at a price of $3.75 AUD per share ($2.11 USD based on the foreign exchange rate in effect on the date of the transaction). The price equaled our shares' fair market value on the Australian Stock Exchange (ASX) on the transaction date. In addition, each investor received one warrant share for every three (3) shares purchased. Each warrant entitles the investor to purchase a share of common stock at $4.20 AUD ($2.37 USD) until November 1, 2004 when the warrants expire. The exercise price of the warrants represented approximately a 12% premium over the fair market price of the Company's shares on the date of transaction. A placement fee of 3% of the purchase price was paid to each investor. The proceeds were added to our general working funds to be used for general operating purposes and to further the Company's investigation into the data analytics and predictive modeling aspects of Customer Relationship Management. Mr. Mount wished to participate in this placement and purchase 90,000 shares at the same price and on the same terms as the unrelated investors, however his participation, under Australian Stock Exchange rules, is subject to our submitting this transaction to our shareholders for approval.

     If shareholders approve of Mr. Mount's participation in the placement, Mr. Mount will purchase 90,000 shares at a price of $3.75 AUD per share ($2.11 USD), for aggregate proceeds of $337,500 AUD ($189,900 USD based on the foreign exchange rate in effect on the date of the transaction). These shares - like the shares sold to the other unrelated investors - will be sold without registration under US securities laws pursuant to an exemption from such registration. As a result, Mr. Mount will not be able to publicly resell these shares for at least one year absent a registration or other available exemption from registration. Like the two unrelated investors, Mr. Mount will also receive 30,000 warrants exercisable at $4.20 AUD ($2.37 USD) until November 1, 2004 and a 3% placement fee.

VOTING EXCLUSION STATEMENT

     We will disregard any votes cast on Proposal 1 by Mr. Mount or an associate of Mr. Mount. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors, other than Mr. Mount, recommend a vote FOR approval of the sale of stock to Mr. Mount.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT OF MICHAEL V. HOWE AND OPTIONS AWARD THEREUNDER

GENERAL

     The second matter to be considered at the Special Meeting will be the approval of a proposed amendment to the executive employment agreement of Michael V. Howe and the award of options to acquire 100,000 shares thereunder.

     We entered into a five-year employment agreement with our President and Chief Executive Officer, Michael V. Howe, dated December 5, 1999. Under the agreement, Mr. Howe was entitled to receive a base salary of $240,000 USD, which was subject to annual review for possible increase by the Board in conjunction with performance. Mr. Howe was also entitled to receive a performance-based bonus, determined by the Board each year as part of the budget review.

     Under the five-year employment agreement, Mr. Howe was awarded options to purchase up to 315,000 shares of common stock, at an exercise price of $9.50 USD ($14.62 AUD at a .65 exchange rate), which vested 75,000 shares on commencement of employment and 12,000 shares at the end of each calendar quarter through the quarter ending December 31, 2004, contingent upon his continued employment at the quarter end. All options expired on the earlier of December 31, 2008 or the date six months after cessation of employment.

     If we terminate the five-year agreement without cause, Mr. Howe is entitled to one year's written notice. We have the right to pay one year's base salary to effect immediate termination. Mr. Howe may voluntarily terminate the agreement at any time provided we are given 6 months' advance written notice.

     We amended Mr. Howe's Employment Agreement in certain respects, subject to shareholder approval, effective January 1, 2003. Except as specifically amended, the original employment agreement remains in full force and effect.

     First, we have increased Mr. Howe's base salary to $300,000 USD from $240,000 USD. The increase represents the first such increase since Mr. Howe's employment began and represents approximately a 7% annual increase over the three years Mr. Howe has been employed by the Company.

     Second, we have replaced Mr. Howe's existing bonus arrangement with a performance based, target cash bonus. Under the Amendment, we will pay Mr. Howe a performance bonus on Catuity achieving certain Compensation Committee established goals for Net Revenue (NR) as defined in the Agreement and Net Income Before Extraordinary Items and Non-Cash Stock Compensation Expense (NI). The basis for the bonus is described below:


If NR is below the established goal and NI is less than 90% of the goal, no bonus is earned.

If NR is at least equal to the established goal and NI is between 90% and 99.9% of the goal, 50% of the targeted bonus is earned.

If NR and NI are between 100% and 110% of the established goal, 100% of the targeted bonus is earned.

If NR and NI are between 110.1% and 120% of the established, 125% of the targeted bonus is earned.

If NR and NI are greater than 120% of the established goal, 150% of the targeted bonus is earned.

The targeted bonus for 2003, at 100% achievement, is $60,000. If one of the measurement criteria (NR or NI) is in one of the above ranges and the other is in a different range, the bonus amount shall be determined at the lower of the two ranges. The goals for NR, NI and the target bonus amount at 100% achievement of the goals will be established annually by the Compensation Committee.

 Third, effective January 1, 2003, Mr. Howe surrendered the 96,000 then-unvested options he held under the grant of options included in his original contract. These options were replaced with 100,000 options that expire December 31, 2005, at an option exercise price of $2.64 USD ($4.70 AUD) (this price was 20% above the closing price of our shares on Nasdaq on January 2, 2003). These options vest immediately. In the event Mr. Howe voluntarily resigns, retires, or his employment with Catuity is terminated by the Company for cause during the term of the amended agreement, all vested options he holds as of his termination date will expire six (6) months following the date of termination. If the Company terminates Mr. Howe without cause during the term of the amended agreement, or if the agreement is not renewed at the end of its term, all vested options he holds as of the termination date will expire on December 31, 2008. If his employment terminates due to death or incapacity due to disability during the term of this amended agreement, his vested options will expire one (1) year from the date of termination. Any


VOTING EXCLUSION STATEMENT

     We will disregard any votes cast on Proposal 2 by Mr. Howe or an associate of Mr. Howe. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors, other than Mr. Howe, recommend a vote FOR approval of the amendment of the executive employment agreement of Michael V. Howe.


PROPOSAL NO. 3

APPROVAL OF ADOPTION OF PLAN AND ISSUANCE OF STOCK THEREUNDER

GENERAL

     The third matter to be considered at the Special Meeting will be the approval of the proposed Plan.

     On January 21, 2003, the Board of Directors adopted the Catuity Inc. 2003 Executive Director Stock Purchase Plan (the "Plan") to become effective upon approval by our shareholders. We are submitting this for shareholder approval because the Australian Stock Exchange and Nasdaq listing rules require that we seek shareholder approval of any plan under which our executives or Directors may acquire shares of our Common Stock. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix A to this Proxy Statement.

     The Plan provides a means for our two executive Directors - David L. MacSmith and Michael V. Howe - to invest, on a routine, predetermined monthly basis, a portion of their after tax cash compensation in shares of our Common Stock at the closing price of such shares on the last trading day of each month.

     This plan is patterned after the November 2002 Plan adopted by the Board of Directors that provides the executives of the Company who are not Directors with a way to invest a portion of their otherwise due monthly cash compensation in shares of our Common Stock at the closing price on the last trading day of each month (the Catuity Inc. 2002 Executive Stock Purchase Plan).

     These plans address your Board's desire to allow our executives to tangibly demonstrate their commitment to our company through the additional ownership of stock. A total of 100,000 shares are reserved for issuance under this Plan, and a total of 25,000 shares are reserved for issuance under the November 2002 plan. The shareholders are being asked to consider and if deemed fit approve only the 2003 Executive Director Stock Purchase Plan.

     Between September 1 and December 31, 2002, Messrs. MacSmith and Howe have foregone a before tax combined total of approximately $16,450 USD(10%) of the cash compensation otherwise due to them from each of their paychecks. The total deferral amount as of the Special Meeting is projected to be approximately $29,000 USD. If the Plan is approved, on March 26, 2003 we will issue the number of shares to Messrs. MacSmith and Howe that are equal in value to the amount of after tax compensation deferred up to that date divided by the closing price per share on March 26, 2003. Thereafter, Messrs. MacSmith and Howe will purchase shares at the closing price of Catuity's shares on the last trading day of each month. The number of shares purchased each month will equal the amount of compensation deferred in the month divided by the closing price per share on the last trading day of the month. If the Plan is not approved, no shares will be issued and the foregone compensation will not be paid or otherwise made-up to Messrs. MacSmith and Howe. If shareholders approve the Plan, Messrs. MacSmith and Howe may elect to defer up to 20% of their after tax cash compensation, and use the deferred compensation amounts to purchase shares. Either participant may terminate his participation at any time by written notice to us. Messrs. MacSmith and Howe must provide three month's advance written notice in order to make any change in the percentage of their compensation withheld for the purpose of purchasing stock.

     Rights under the Plan are not transferable. Any termination of employment, including death and retirement, terminates participation. In addition, the Plan automatically terminates on August 31, 2004, unless terminated earlier by the Board of Directors. The Board of Directors may amend the Plan at any time, except that it cannot be amended without shareholder approval if the amendment would: (a) increase the maximum number of shares that may be issued under the plan, (b) decrease the purchase price per share subject to the plan, (c) withdraw the administration of the Plan from the Compensation Committee, or (d) change the class of employees eligible to participate under the plan.

     The Plan is not intended to be a qualified "Employee Stock Purchase Plan," as defined in Section 423 of the Internal Revenue Code. The following paragraph summarizes the consequences of the acquisition and disposition of shares of the Company's common stock for U.S. federal income tax purposes, based on management's understanding of existing U.S. federal income tax laws.

     Funds previously foregone have not been included in Messrs. MacSmith's and Howe's 2002 ordinary income for tax purposes. If the Plan is approved and shares are issued in respect of the foregone compensation, Messrs. MacSmith and Howe will recognize additional ordinary income at the time of receipt of the shares in the amount of the value of the shares and the amount of tax paid. Messrs. MacSmith and Howe will have a basis for tax purposes in these shares equal to the after tax amount of income he realized.

     On a forward-going basis, funds contributed by Messrs. MacSmith and Howe through payroll deductions will be a part of their current compensation taxable as ordinary income, although not actually received by them. They will be deemed to have purchased the shares on each purchase date, and will have a basis for tax purposes in the shares so purchased equal to the amount paid for the shares. All shares acquired under the Plan will be capital assets for US income tax purposes, and a taxable gain or loss on a sale or other disposition of the shares will be recognized in accordance with the tax treatment ordinarily afforded to purchases and sales of capital assets such as shares of stock.

VOTING EXCLUSION STATEMENT

     We will disregard any votes cast on Proposal 3 by those executive Directors who will participate in the Plan (Messrs. MacSmith and Howe), or an associate of the named Directors. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors, other than Messrs. MacSmith and Howe recommend a vote FOR approval of the Plan.

OWNERSHIP OF SECURITIES

     The following tables set forth certain information regarding beneficial ownership of our capital stock as of December 31, 2002 by:

     - each person who is known by us to beneficially own more than five percent of our common stock;

     - our Chief Executive Officer and the other named executive officers included in the Compensation Tables below;

     - each of our Directors; and

     - all of our Directors and executive officers as a group.


NAME AND ADDRESS OF BENEFICIAL OWNER                 AMOUNT AND NATURE OF              PERCENT OWNED(2)

SHARES OF COMMON STOCK
BENEFICIALLY OWNED(1)

Alexander S. Dawson                                  185,000  Direct
38 Macleay Street                                     20,000  Vested Options
Potts Point, NSW 2011                                -------
Australia                                            205,000                               2.4


David L. MacSmith                                   251,417  Direct
24 View Street                                       192,000  Vested Options
Woollahra, NSW 2025                                  -------
Australia                                            443,417                               5.1


Michael V. Howe                                       10,100  Direct
62 Hampton Road                                      219,000  Vested Options
Grosse Pointe Shores, MI 48230                       -------
                                                     229,100                               2.6

Duncan P.F. Mount(3)                                 410,000  Direct
11 Victoria Street                                    20,000  Vested Options
Watsons Bay, NSW 2011                                 ------
Australia                                            430,000                               5.0


John H. Lowry III                                      1,681  Direct
21972 Heatheridge                                    100,000  Vested Options
Northville, MI 48167                                 -------
                                                     101,681                               1.2

Alan L. Gilman                                         1,500  Direct
4720 Morris Lake Circle                               20,000  Vested Options
West Bloomfield, MI 48323                            -------
                                                      21,500                               *

Douglas G. Kilgour                                     1,448  Direct
1321 Orleans #1213                                         0  Vested Options
Detroit, MI 48207                                    -------
                                                       1,448                               *

Robert C. Robins                                         500  Direct
901 Glenway                                           20,000  Vested Options
Hillsborough, CA 94010                               -------
                                                      20,500                               *

Jonathan R.E. Adams                                    1,591  Direct
10 Riggs Avenue                                       20,000  Vested Options
Severna Park, MD 21146                               -------
                                                      21,591                               *

Anthony B. Garton                                     11,590  Direct
2700 Clarendon Blvd. #211                             27,500  Vested Options
Arlington, VA  21146                                 -------
                                                      39,090                               *

All directors and executive
officers as a group (10 persons)                     874,827  Direct
                                                     638,500  Vested Options
                                                   ---------
                                                   1,513,327                               16.5%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days after December 31, 2002 are deemed vested and outstanding for purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any Shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules.

(2) Percentage of Beneficial Ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13-d3 (promulgated under the Securities and Exchange Act of 1934, as amended) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after December 31, 2002. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

(3) Includes 410,000 shares held by Boom Australia Pty Ltd., the trustee of the Mount Family Trust, of which Mr. Mount is a director.


COMPLIANCE WITH SEC REPORTING REQUIREMENTS

     Under the securities laws of the United States, the Company's Directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). The SEC has established specific due dates, and Catuity is required to disclose in this Proxy Statement any failure to file by those dates. Based upon the copies of Section 16(a) reports that we received from such persons for their 2002 fiscal year transactions, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such officers, Directors, and ten-percent beneficial owners for such fiscal year. As of the date of this proxy, no reports on Form 5 were due to be filed.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     The Compensation Committee (the "Committee") of the Board of Directors was constituted in early 2001. This report describes the compensation-related activities of the Committee and the Board as a whole taken during 2002. The Committee sets the compensation of the Chairman and the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee is composed of both executive Directors and outside Directors. Executive Directors do not participate in the discussions or determination of their own compensation.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company, should be determined within a competitive framework and be based on individual contribution, customer satisfaction and financial performance relative to that of the technology industry. Within this philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of companies in the markets that the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives.

     - Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term, equity-based incentive awards.

     Base Salary. The base salary of each executive officer is determined at levels considered appropriate, given available information for comparable positions at other companies. The Company's objective is to provide base salary levels that are competitive with salaries offered at other companies in the markets where the Company competes for talent.

     Variable Incentive Awards. The Company has adopted an incentive award program to provide a portion of the annual compensation of each executive officer in variable incentive awards. Performance based bonuses may be awarded, at the discretion of the Board, to an executive officer when his/her performance, as measured against specific objectives, is meritorious.

     Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards is to align the interests of the executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business through the award of options. The Committee determines the size of long-term, equity based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into consideration an individual's recent performance, his or her potential for future responsibility and promotion, and the number of vested options held by each individual at the time of the new grant. The relevant weight given to each of these factors varies among individuals at the Committee's discretion.

     CEO Compensation. The Board established Mr. Howe's annual base salary and incentive compensation in December 1999. For the three calendar years 2000 through 2002 Mr. Howe received no increases in compensation, during which time the Committee was able to assess his performance from the perspective of the type of company, management team, and customer relationships he was establishing for the long-term success of Catuity. Effective January 1, 2003, as described in this proxy statement, the Board is recommending that the shareholders approve amendments to Mr. Howe's employment agreement. In determining the changes in Mr. Howe's compensation and his amended employment agreement, the Committee considered Mr. Howe's performance in the three years he has been the President and CEO of the Company, the Company's financial performance in very difficult market conditions relative to the performance of other U.S. technology companies over the same period, customer relationships established during the three years and their potential for future revenue to the Company, Mr. Howe's stature within the payment and loyalty industries in which the Company competes, and information available regarding the compensation levels of other Presidents and CEOs with similar responsibilities as Mr. Howe's. Due to the significant declines in the U.S. stock markets throughout the three year period, and particularly in the technology sector, the Committee determined that the options awarded to Mr. Howe in January 2000 no longer aligned Mr. Howe's interests to those of the shareholders in the manner the options originally were intended. Finally, it determined that a salary increase averaging approximately seven percent per year was within the increases other Presidents and CEOs received during the three year period of Mr. Howe's employment.

     Mr. Howe does not participate in the discussions or determination of his own compensation.

     Chairman Compensation. The Board approved the employment agreement of Mr. MacSmith in June 2001 and received shareholder approval in 2002. The agreement remained in effect during the period January 1 through December 31, 2002. On May 1, 2002 Mr. MacSmith received the salary increase specified in his employment agreement. In establishing Mr. MacSmith's compensation, the Committee considered the level of his involvement with the Company and his overall performance. A substantial portion of his total compensation, in the form of stock option grants, is tied to the Company's performance and stock price appreciation in order to align the goals of the chairman with the long-term interests of shareholders.

     Mr. MacSmith does not participate in the discussions or determination of his own compensation.

Submitted by the Compensation Committee
Alan L. Gilman -- Chairman
David L. MacSmith
Michael V. Howe
Alexander S. Dawson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors for the 2002 fiscal year are:

Alan L. Gilman - Chairman
David L. MacSmith
Michael V. Howe
Alexander S. Dawson


     No executive officer of Catuity has served on the Board of Directors or compensation committee of any other entity that has, or has had, one or more executive officers serving as a member of the Board of Directors of Catuity.


                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

EXECUTIVE COMPENSATION

     The following tables provide certain summary information concerning compensation and stock options for our Chief Executive Officer and the four most highly compensated named executive officers that earned more than $100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2002.


SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                                                                    AWARDS
                                                                           -------------------------
                                                    ANNUAL COMPENSATION    OTHER ANNUAL
                                                    --------------------   COMPENSATION
NAME AND PRINCIPAL POSITION                  YEAR   SALARY($)   BONUS($)      ($)(2)      OPTIONS(#)
---------------------------                  ----   ---------   --------   ------------   ----------
Michael V. Howe............................  2002    232,000      60,000        -0-           -0-
President and CEO                            2001    240,000      60,000        -0-           -0-
                                             2000    240,000      60,000        -0-        315,000

David L. MacSmith(1).......................  2002    233,305        -0-        5,163          -0-
Chairman                                     2001    201,761        -0-        4,461       100,000
                                             2000    156,263        -0-        4,450          -0-

John H. Lowry III (3)......................  2002    150,000      20,000        -0-           -0-
Vice President -- Finance and                2001    150,000      10,000        -0-           -0-
Administration                               2000     99,000        -0-         -0-        150,000

Jonathan R.E. Adams (3)....................  2002    136,250        -0-         -0-           -0-
Vice President - Corporate Development       2001    125,000        -0-         -0-           -0-
                                             2000    125,000        -0-         -0-         50,000

Anthony B. Garton (1)(3).................... 2002    124,250       3,039       5,163          -0-
Vice President- Product Development          2001     85,527        -0-        4,461        20,000
and Implementation                           2000     94,238        -0-        3,687         7,500
------------------

(1) Salary amounts have been translated from Australian dollars at the average exchange rate for each year. The exchange rates were .544, .5182 and .5828, for the years 2002, 2001, and 2000 respectively.


(2) Includes Australian Superannuation Guarantee Levy, a compulsory payment that funds retirement benefits.

(3) A portion of the executive officers 2002 salary was used to purchase the Company's stock under an executive stock purchase plan. The shares were purchased at market price, therefore, no additional compensation resulted.

             OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                                                              PERCENT OF TOTAL
                                      NUMBER OF SECURITIES   OPTIONS GRANTED TO   EXERCISE PRICE
                                       UNDERLYING OPTIONS       EMPLOYEES IN        PER SHARE      EXPIRATION
NAME AND PRINCIPAL POSITION                  GRANTED             FISCAL YEAR           ($/SH)          DATE
---------------------------           --------------------   ------------------   --------------   ----------
Michael V. Howe.....................            -0-                   --                 --              --
President and CEO

David L. MacSmith...................            -0-                   --                 --              --
Chairman

John H. Lowry III...................            -0-                   --                 --              --
Vice President -- Finance and
Administration

Anthony B. Garton.................              -0-                   --                 --              --
Vice President - Product Development
and Implementation

Jonathan R.E. Adams.................            -0-                   --                 --              --
Vice President - Corporate Development


AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                                                                                         VALUE OF UNEXERCISED
                                                             NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AT
NAME AND PRINCIPAL         SHARES ACQUIRED      VALUE          OPTIONS AT FY-END               FY-END(1)
POSITION                     ON EXERCISE     REALIZED(2)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
-------------------         --------------   -----------   -------------------------   -----------------------
Michael V. Howe..........          -0-             -0-          219,000/96,000                  $0/$0
President and CEO

David L. MacSmith........          -0-             -0-          188,000/12,000                  $0/$0
Chairman

John H. Lowry III........          -0-             -0-          100,000/50,000                  $0/$0
Vice President --
Finance and Administration

Anthony B. Garton........          -0-             -0-                27,500/0                  $0/$0
Vice President Product
Development and Implementation

Jonathan R.E. Adams......          -0-             -0-           20,000/30,000                  $0/$0
Vice President --
Corporate Development

------------------

(1) Based on the closing price per share of common stock on the Nasdaq small cap market on the last day of 2002, less the option exercise price payable per share.

(2) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

TEN-YEAR OPTION REPRICINGS

                                                                                                  LENGTH OF
                                      SECURITIES     MARKET PRICE                                  ORIGINAL
                                      UNDERLYING     OF STOCK AT     EXERCISE PRICE     NEW       OPTION TERM
NAME AND PRINCIPAL                     OPTIONS        TIME OF        AT TIME OF      EXERCISE    REMAINING AT
POSITION                   DATE       REPRICED (#)    REPRICING ($)  REPRICING ($)    PRICE ($)    REPRICING
-------------------     ----------    -----------     -------------  -------------    --------   ------------
Michael V. Howe          1/2/2003      100,000          $2.20          $9.50          $2.64         6 YRS.
President and CEO

DIRECTOR COMPENSATION

     During 2002, non-employee Directors received a $10,000 annual retainer fee, paid in quarterly payments of $2,500 following each calendar quarter, for serving on the Board. In addition, each Director receives a $1,000 fee for each meeting attended during the year. A fee of $5,000 per year is paid to the Chairperson of a committee and a fee of $2,000 per year is paid to Board members who serve as committee members as part of Director Compensation. Under the Director Stock Option Plan, upon the date a person first becomes a member of the Board, the Director automatically receives a stock option to acquire 10,000 Catuity shares. In addition, on the last business day of September of every year, each Director then in office will receive a stock option to acquire 5,000 Catuity shares. The exercise price per share of any option is the fair market value on the date of grant.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL
AGREEMENTS

     Michael V. Howe. We entered into a five-year employment agreement with our President and Chief Executive Officer, Michael Howe, dated December 5, 1999. Under the agreement, Mr. Howe is entitled to receive a base salary of $240,000 USD, which is subject to annual review for possible increase by the Board in conjunction with performance. Mr. Howe is also entitled to receive a performance-based bonus, which will be determined by the Board each year as part of the budget review.

     Mr. Howe received options to purchase up to 315,000 shares of common stock, at an exercise price of $9.50 USD, which vested 75,000 on commencement of employment and 12,000 at the end of each calendar quarter through the quarter ending December 31, 2004 contingent upon his continued employment at the quarter end. All options expire on the earlier of December 31, 2008 or the date six months after cessation of employment.

     If we terminate the agreement without cause, Mr. Howe is entitled to one year's written notice. We have the right to pay one year's base salary to effect immediate termination. Mr. Howe may voluntarily terminate the agreement at any time provided we are given 6 months' advance written notice.

     David L. MacSmith. We entered into a two-year employment agreement with our Chairman, David L. MacSmith, effective June 1, 2001. Under the agreement, Mr. MacSmith received a base salary of $410,000AUD from June 1, 2001 to May 1, 2002 and a 10% increase on May 1, 2002. Mr. MacSmith is also entitled to payment by us of certain required Australian withholding amounts. Under the agreement Mr. MacSmith received 100,000 options at an exercise price of $7.75 AUD. The options vest at a rate of 26,000 shares on June 1, 2001 and 26,000 on June 1, 2002. The remaining 48,000 options vest at the rate of 2,000 shares per month beginning July 1, 2001. Mr. MacSmith may terminate the agreement by giving six months' notice in writing. If a person or party gives notice of its intention to acquire, or acquires, more than 30% of the issued capital of the Company or any parent of the Company, all unvested shares and options will vest and Mr. MacSmith may terminate the agreement at any time within a period of six months following such event by giving three months' notice. We may terminate the agreement for cause or, if Mr. MacSmith becomes unable to perform his duties, or agreement has not been reached prior to June 1, 2003 on continued employment after the term. If we terminate the agreement, Mr. MacSmith must resign as a Director.

     Under a previous employment contract, entered into on May 1, 1995, Mr. MacSmith was entitled to the equivalent of 10% of any shares issued until the time we became listed on the Australian Stock Exchange. A loan from us was made available to acquire these shares. At December 31, 2002, this non-interest bearing loan to Mr. MacSmith, at the year ending foreign currency exchange rate, amounted to $509,000 USD. Our recourse for repayment of the loan is limited to dividends and share sale proceeds. Mr. MacSmith may transfer shares subject to the loan to members of his family or entities controlled by one or more members of his family without any obligation to repay the loan. However, the sale, any transfer, or any disposal of the shares to any other person will trigger repayment of the loan applicable to such shares.

     John H. Lowry III. We entered into a five-year employment agreement with our Chief Financial Officer, John Lowry, effective May 1, 2000. Under the agreement, Mr. Lowry is entitled to receive a base salary of $150,000, which is subject to annual review for possible increase by the President and CEO. Mr. Lowry is also entitled to receive a performance-based bonus, which will be determined by the Board each year as part of the budget review.

     Mr. Lowry received options to purchase up to 150,000 shares of common stock, at an exercise price of $7.68, which vested 50,000 on commencement of employment and 5,000 at the end of each calendar quarter through the quarter ending June 30, 2005 contingent upon his continued employment at the quarter end. All options expire on the earlier of December 31, 2008 or the date six months after cessation of employment.

     If we terminate the agreement without cause, Mr. Lowry is entitled to nine months' written notice. We have the right to pay nine months' salary to effect immediate termination. Mr. Lowry may voluntarily terminate the agreement at any time provided we are given 4 months' advance written notice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no reportable relationships or transactions entered into in 2002 between the Company and a Director, executive officer or person beneficially owning more than 5% of our common stock.

                             STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on May 24, 2000 (the date on which Catuity's shares became registered under Section 12 of the Exchange Act), along with the composite prices of companies listed on Nasdaq and Catuity's SIC Code Index.


                              [PERFORMANCE CHART]

--------------------------------------------------------------------------------------------------------------------------
COMPANY/INDEX                      5/24/2000            12/29/2000            12/31/2001             12/31/2002
--------------------------------------------------------------------------------------------------------------------------
Catuity Inc.                       100.00               105.76                17.82                  17.64
--------------------------------------------------------------------------------------------------------------------------
SIC Code Index                     100.00               66.66                 36.05                  23.47
--------------------------------------------------------------------------------------------------------------------------
NASDAQ Market Index                100.00               72.57                 57.85                  40.35
--------------------------------------------------------------------------------------------------------------------------


         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

SHAREHOLDER PROPOSALS FOR 2003 PROXY STATEMENT


     The Company must have received any shareholder proposal that a shareholder intends to be presented at the Company's Annual Meeting of Shareholders to be held in 2003 no later than December 18, 2002 in order to be included in the proxy statement and related proxy materials. We did not receive any such proposals by the due date. A date for submission of proposals for our 2004 annual meeting will be established when we mail materials to shareholders for the 2003 meeting.

FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CATUITY INC., 2711 E. JEFFERSON AVE, DETROIT, MICHIGAN 48207, ATTN: INVESTOR RELATIONS.

OTHER MATTERS

     The Board knows of no other matters to be presented for Shareholder action at the Special Meeting. However, if other matters do properly come before the Special Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.


                                          By Order of the Board of Directors



                                          /s/ John H. Lowry
                                          JOHN H. LOWRY III
                                          Secretary
Dated: February 3, 2003

                                 APPENDIX A

CATUITY INC. 2003 EXECUTIVE DIRECTOR STOCK PURCHASE PLAN

PURPOSE. The purpose of the Catuity Inc. 2003 Executive Director Stock Purchase Plan (the "Plan") is to provide a direct means for any Directors who are also executives of Catuity Inc. (the "Company") to use a portion of their cash compensation to purchase shares of common stock (the "Stock") of the Company, at the market price thereof.

COMMITTEE TO ADMINISTER PLAN. The Compensation Committee of the Board of Directors of the Company (the "Committee") shall administer the Plan. The Committee may establish from time to time such regulations, provisions and procedures, within the terms of the Plan, as in the opinion of its members may be advisable in the administration of the Plan. The interpretation and construction by the Committee of any provisions of the Plan shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

ELIGIBILITY. Participation under the Plan shall be open only to Executive Directors (the "Eligible Executives") of the Company. No purchase rights shall be granted under the Plan to any person who is not an Eligible Executive.

STOCK AVAILABLE FOR PLAN. Purchase of Stock pursuant to and on behalf of this Plan for delivery under this Plan shall be made out of the Company's presently or hereafter authorized but unissued Stock. The maximum number of shares of Stock that may be purchased under the Plan is 100,000 shares and in no event may the number of shares be increased without shareholder approval.

EFFECTIVE DATES. This Plan shall become effective on the date it is approved by the Company's shareholders. The first Purchase Period under the Plan shall be the date of shareholder approval. The next Purchase Period shall commence on the day after shareholder approval and end on the last trading date of that month. Thereafter, and as long as the Plan remains in effect, a new Purchase Period shall commence on the first day of each calendar month and end on the last trading day of each such month. For purposes of the first Purchase Period, Eligible Executives shall be able to purchase shares with payroll deductions voluntarily foregone prior to the Plan's approval.

PARTICIPATION. An Eligible Executive at or prior to the first day of any Purchase Period may become a Participant as of such date by, prior to such date, completing and forwarding a payroll deduction authorization form (the "Authorization") to the Chief Financial Officer. The Authorization will direct a regular payroll deduction from the Participant's compensation to be made on each of the Participant's pay dates occurring during each Purchase Period in which he or she is a Participant.

PAYROLL DEDUCTIONS AND LUMP SUM PAYMENTS. The Company and its Participating Subsidiaries will maintain payroll deduction accounts for all of the Participants. Payments made by Participants by payroll deduction shall be credited to the Participant's Stock Purchase Account (the "Purchase Account"). No amounts other than payroll deductions authorized under this Plan may be credited to a Participant's Purchase Account. A Participant may authorize a payroll deduction in any amount not less than $10 for each pay date, but not more than a maximum of twenty percent (20%) of the Participant's net earnings payable as wages, salary, and bonus compensation, after withholding or other deductions (" Net Earnings"), with respect to which payments are to be made to him or her by the Company or the Participating Subsidiary on such pay date. The Committee, in its discretion, may vary the Purchase Period and the payroll deduction period of Eligible Executives in a manner necessary or convenient for participation in the Plan by Eligible Executives of a Participating Subsidiary, and the Committee shall have the authority to establish the terms and conditions of participation in the Plan by Eligible Executives of a Foreign Participating Subsidiary, provided that such terms and conditions are not materially inconsistent with the Plan.

CHANGES IN PAYROLL DEDUCTION. Payroll deductions shall be made for each Participant in accordance with the Participant's Authorization and shall continue until the Participant's participation terminates, the Authorization is revised or the Plan terminates. A Participant may, as of the beginning of any Purchase Period, increase or decrease the Participant's payroll deduction by filing a new Authorization three months prior to the beginning of such Purchase Period.

TERMINATION OF PARTICIPATION; WITHDRAWAL OF FUNDS. A Participant may for any reason at any time on written notice given to the Company prior to the Participant's last pay date in any Purchase Period elect to terminate his or her participation in the Plan and permanently draw out the balance accumulated in his or her Purchase Account (except for amounts foregone prior to the date of shareholder approval of the Plan, which are not payable to the Participants other than via shares under this Plan). Upon any termination by a Participant of participation, he or she shall cease to be a Participant, his or her Authorization shall be revoked insofar as subsequent payroll deductions are concerned, and the amount to his or her credit in his or her Purchase Account, and not previously used to purchase Stock theretofore under the Plan, as well as any unauthorized payroll deductions made after such revocation, shall be promptly refunded to the former Participant. Partial withdrawals of funds will not be permitted.

PURCHASE OF SHARES. Each Participant during each Purchase Period under this Plan will as of the "Purchase Date" (as herein defined) purchase as many whole shares of Stock as may be purchased with the funds then in his or her Purchase Account. This purchase shall be automatically made as provided in this Section unless the Participant terminates participation as provided in Section 9. The purchase price for each share of Stock purchased shall be the fair market value of a share of Stock on the "Purchase Date" (as herein defined). For purposes of this Plan, fair market value shall be the closing price on the Nasdaq or Australian Stock Exchange on the "Purchase Date" unless amended by the Committee as provided for herein. The first "Purchase Date" shall be the date of shareholder approval (as to amounts foregone and deferred prior to such date). Thereafter, the Purchase Dates shall be the last trading day of each Purchase Period. If, as of each Purchase Date, the Participant's Purchase Account contains funds, the Participant shall purchase the maximum whole number of shares possible with the Purchase Account funds at the purchase price. The Participant's Purchase Account shall be charged for the amount of the purchase, and a stock certificate shall be issued or an entry shall be made to the Participant's account maintained by the Company's transfer agent. Any residual balance, insufficient to purchase a whole share, which remains in the Purchase Account shall be used in the subsequent purchase period to purchase shares. As of each subsequent Purchase Date when funds have again accrued in the Participant's Purchase Account, shares will be purchased in the same manner.

REGISTRATION OF CERTIFICATES. Upon the request of a Participant during participation in the Plan, and upon a Participant's termination of participation, a stock certificate representing the full number of shares of Stock owned by such Participant under the Plan, if not previously issued, shall be issued and delivered to the Participant. Certificates may be registered only in the name of the Participant or the names of the Participant and his or her spouse.

RIGHTS ON RETIREMENT, DEATH, OR TERMINATION OF EMPLOYMENT. In the event of a Participant's retirement, death or termination of employment, no payroll deduction shall be taken from any pay due and owing to a Participant at such time and the balance in the Participant's Purchase Account shall be paid to the Participant or, in the event of the Participant's death, to the Participant's estate.

RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a Participant and are exercisable only by the Participant during his or her lifetime.

APPLICATION OF FUNDS. The Company or such Participating Subsidiary may use all funds received or held by the Company or a Participating Subsidiary under this Plan for any corporate purpose.

AMENDMENT OF THE PLAN. The Board of Directors of the Company may at any time, or from time to time, amend this Plan in any respect, except that, without shareholder approval, no amendment shall be made increasing the number of shares approved for this Plan (other than as provided in Section 4).

TERMINATION OF THE PLAN. Unless sooner terminated as hereinafter provided, this Plan shall terminate on August 31, 2004. The Company may, by action of its Board of Directors, terminate the Plan at any time. Notice of termination shall be given to all then Participants, but any failure to give such notice shall not impair the termination. Upon termination of the Plan, all amounts in Purchase Accounts of Participants shall be promptly refunded.

GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such Stock. If at any time shares of Stock deliverable hereunder are required to be registered or qualified under any applicable law, or delivery of such shares is required to be accompanied or preceded by a prospectus or similar circular, delivery of certificates for such shares may be deferred for a reasonable time until such registrations or qualifications are effected or such prospectus or similar circular is available.



        CATUITY INC.                                                                                  PROXY FORM
        ARBN  089 327 882                                                                                     ALL CORRESPONDENCE TO:
                                                                                         Computershare Investor Services Pty Limited
                                                                                                                 GPO Box 7045 Sydney
                                                                                                      New South Wales 1115 Australia
                                                                                           Enquiries (within Australia) 1300 855 080
        Mark this box with an "X" if you have made any changes                                    (outside Australia) 61 3 9615 5970
        to your name or address details (see reverse)           [X]                                         Facsimile 61 2 8234 5050
                                                                                                               www.computershare.com


        [BAR CODE]
        000001
        MR JOHN SMITH
        FLAT 123                                                                           Securityholder Reference Number (SRN)
        123 SAMPLE STREET
        SAMPLEVILLE VIC 3030                                                                             [BAR CODE]
                                       CAT

APPOINTMENT OF PROXY                                                                            |  1234567890                   | ND
I/We being a member/s of the Catuity Inc. and entitled to attend and vote hereby appoint

 [X]  the Chairman                              -----------------------------------       Write here the name of the person you are
      of the Meeting,             OR            |                                 |       appointing if this person is someone other
      (mark with an "X")                        -----------------------------------       than the Chairman of the Meeting.

or failing the person named, or if no person is named, the Chairman of the Meeting, as my/our proxy and to vote in accordance with the following directions
(or if no directions have been given, as the proxy sees fit) at the Special
Meeting of Catuity Inc. to be held at AAP Theatrette, AAP Centre, 259 George
Street, Sydney NSW 2000 on Thursday 20 March 2003 at 9:30am and at any adjournment of that meeting.

                IMPORTANT
                TO ENSURE YOUR PROXY VOTES COUNT, YOU SHOULD MARK THIS BOX.
      [X]       By marking this box, when you have not directed your proxy how to vote below, you acknowledge that the Chairman of the Meeting (whether nominated or by default), acting as your proxy, may exercise your undirected proxy votes even if he has an interest in the outcome of each resolution which carries a voting exclusion, and that votes casts by him, other than as a proxyholder, will be disregarded because of those interests. The Chairman of the Meeting intends to vote undirected proxies in favour of each such resolution. If you direct your how to vote, it is not necessary to mark this box.

VOTING DIRECTIONS TO YOUR PROXY - PLEASE MARK [X] TO INDICATE YOUR DIRECTIONS

                                   FOR    AGAINST    ABSTAIN*
1.    To approve a sale of shares
      to Mr D P F Mount            [ ]      [ ]        [ ]


2.    To approve an amendment
      to the executive
      employment agreement
      of Mr M V Howe               [ ]      [ ]        [ ]


3.    To approve the Catuity
      Inc. 2003 Executive
      Director Stock Purchase
      Plan                         [ ]      [ ]        [ ]

* If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll, or if your voting entitlement cannot be voted by the Chairman of the Meeting, your votes will not be counted in computing the required majority on a poll.

APPOINTING A SECOND PROXY
I/We wish to appoint a second proxy

        Mark with an "X" if you                                                  State the percentage of your rights or the number
  [X]   wish to appoint a second        AND     ________%  OR   ________________ of securities for this Proxy Form.
        proxy.

AUTHORIZED SIGNATURE/S          This section MUST be signed in accordance with the instructions overleaf to enable your directions to be implemented.

INDIVIDUAL OR SECURITYHOLDER 1                SECURITYHOLDER 2                                 SECURITYHOLDER 3
- --------------------------------------      ----------------------------------------         ---------------------------------
|                                    |       |                                        |       |                                  |
- --------------------------------------      ----------------------------------------         ---------------------------------
INDIVIDUAL/SOLE DIRECTOR AND                   DIRECTOR                                         DIRECTOR/COMPANY SECRETARY
SOLE COMPANY SECRETARY

                -------------------------------------------   ------------------------------------------   -----/-----/-----
                CONTACT NAME                                  CONTACT DAYTIME TELEPHONE                    DATE


C A T                              7 P R



HOW TO COMPLETE THE PROXY FORM


1    YOUR NAME AND ADDRESS
     This is your name and address as it appears on the share register of Catuity Inc.. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker should advise their broker of any changes. PLEASE NOTE, YOU CANNOT CHANGE
     OWNERSHIP OF YOUR SECURITIES USING THIS FORM.

2    APPOINTMENT OF A PROXY
     If you wish to appoint the Chairman of the Meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy and vote on your behalf. A proxy need not be a securityholder of Catuity Inc..

3    VOTES ON ITEMS OF BUSINESS
     You may direct your proxy how to vote by placing a mark in one of the three boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy will vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

4    APPOINTMENT OF A SECOND PROXY
     If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the share registry of Catuity Inc. or you may copy this form.

     To appoint a second proxy you must:
     (a) indicate that you wish to appoint a second proxy by marking the box.
     (b) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form.
     (c)      return both forms together in the same envelope.

5    AUTHORIZED SIGNATURE(S)
     You must sign this form as follows in the spaces provided:


     Joint Holding:            where the holding is in more than one name all of
                               the holders must sign.

     Power of Attorney:        if signed under a Power of Attorney, you must
                               have already lodged it with the registry, or
                               alternatively, attach a certified photocopy of
                               the Power of Attorney to this Proxy Form when you
                               return it.

     Companies:                a Director can sign jointly with another Director
                               or a Company Secretary. A sole Director who is
                               also a sole Company Secretary can also sign. A
                               sole Director of a corporation without a Company
                               Secretary can sign, pursuant to s204A of the
                               Corporations Act 2001. Please indicate the office
                               held by signing in the appropriate space.

     If a representative of the corporation is to attend the meeting the appropriate "Certificate of Appointment of Corporate Representative" should be produced prior to admission. A form of the certificate may be obtained from the share registry of Catuity Inc..

     LODGEMENT OF A PROXY
     This Proxy Form (and any Power of Attorney under which it is signed) must be received not later than 48 hours before the commencement of the meeting.
     Any Proxy Form received after that time will not be valid for the scheduled meeting.

DOCUMENTS MAY BE LODGED :

- - By posting, delivery or facsimile to the Company's share registry at the address opposite, or

- - By delivery or facsimile to the Registered Office of Catuity Inc being Level 4 Ballarat House

   68-72 Wentworth Avenue
   Surry Hills NSW 2010 Australia
   Facsimile : 61 2 92811242

   Catuity Inc. share registry
   Computershare Investor Services Pty Limited
   GPO Box 7045
   Sydney New South Wales 1115
   Australia
   Facsimile 61 2 8234 5050



PROXY - CATUITY, INC.

LEVEL 4 BALLARAT HOUSE
68-72 WENTWORTH AVE.
SURRY HILLS, NSW 2010 AUSTRALIA

2711 E. JEFFERSON AVE.
DETROIT, MI 48207 USA

MEETING DETAILS
AAP THEATRETTE, AAP CENTRE, 259 GEORGE STREET, SYDNEY, NSW 2000 AUSTRALIA

PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING - MARCH 19, 2003 AT 7:30 P.M. EASTERN DAYLIGHT TIME IN THE UNITED STATES
                                                            MARCH 20, 2003 AT 9:30 A.M. AUSTRALIAN EASTERN STANDARD TIME


David L. MacSmith and Michael V. Howe, or one of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Catuity, Inc. to be held on March 19, 2003 at 7:30 p.m. Eastern Daylight Time in the United
States and March 20, 2003 at 9:30 a.m. Australian Eastern Standard Time or at any postponement or adjournment thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY THE SHAREHOLDER. IF NO SUCH
DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR APPROVAL
OF THE SHARE SALE IN ITEM 1, FOR THE AMENDMENT TO THE EXECUTIVE EMPLOYMENT
AGREEMENT OF M. V. HOWE IN ITEM 2 AND FOR APPROVAL OF THE 2003 EXECUTIVE
DIRECTOR STOCK PURCHASE PLAN IN ITEM 3.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be voted on reverse side.)





                                                                                000000  0000000000  0  0000

CATUITY, INC.                                                                   000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
MR A SAMPLE                                                                     000000000.000 ext
DESIGNATION (IF ANY)                                                            000000000.000 ext
ADD 1
ADD 2                                                                           HOLDER ACCOUNT NUMBER
ADD 3
ADD 4                                                                           C 1234567890     J N T
ADD 5
ADD 6

                                                                                [BAR CODE]

Use a black pen. Mark with                                                      Mark this box with an X if you have made changes
an X inside the grey areas  [X]                                             [ ] to your name or address details above. as shown in
this example.

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------

A. The Board of Directors recommends a vote FOR the following proposals.

                                                        FOR     AGAINST    ABSTAIN

1. Approve share sale to D. P. F. Mount.                [ ]       [ ]        [ ]


2. Approve agreement amendment for M. V. Howe.          [ ]       [ ]        [ ]


3. Approve Executive Director Stock Purchase Plan.      [ ]       [ ]        [ ]


B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box    Date (dd/mm/yyyy)
---------------------------------------------------    ---------------------------------------------------   -----------------------
|                                                 |    |                                                 |   |      /     /        |
---------------------------------------------------    ---------------------------------------------------   -----------------------

                                             1 U P X                                         A768



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